As filed with the Securities and Exchange Commission on July 7, 1999.
                                                       Registration No. 33-43898
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                 POST-EFFECTIVE
                               AMENDMENT NO. 2 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------

                                    WESTCORP
               (Exact name of issuer as specified in its charter)


               CALIFORNIA                                51-0308535
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

               23 PASTEUR                                   92618
           IRVINE, CALIFORNIA                            (Zip Code)
(Address of Principal Executive Offices)

                             -----------------------

                              AMENDED AND RESTATED
                             1991 STOCK OPTION PLAN
                            (Full title of the plan)

                                GUY DU BOSE, ESQ.
                       Vice President and General Counsel
                                    WESTCORP
                                   23 Pasteur
                            Irvine, California 92618
                     (Name and address of agent for service)
                                 (949) 727-1044
                     (Telephone number, including area code,
                              of agent for service)

                             -----------------------

  Approximate date of commencement of the proposed sale pursuant to the Plan:
               As soon after the effective date of Post-Effective
        Amendment No. 2 to the Registration Statement as options granted under the Plan are sought to be exercised.

                            -----------------------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------
                                                   Proposed            Proposed
                                 Amount            Maximum              Maximum           Amount of
  Title of Securities            to be          Offering Price         Aggregate        Registration
   to be Registered            Registered         Per Share         Offering Price           Fee
----------------------------------------------------------------------------------------------------
Common Stock,
$1.00 par value................ 3,000,000            $10.86           $32,583,375      $10,181.25(1)
----------------------------------------------------------------------------------------------------

--------

(1)     Previously paid upon the filing of the original registration statement.

Item 8

Exhibits

        The exhibits filed as part of this Post-Effective Amendment No. 2 to the Registration Statement are as follows:


                                                              Exhibit
                                                         Reference Number
                                                         ----------------
Amended and Restated 1991 Stock Option Plan                     4.1

Opinion Regarding Legality of Securities                        5.1

Power of Attorney                                                24

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Irvine, State of California, on July 6, 1999.


                                       WESTCORP



                                       By: /s/ JOY SCHAEFER
                                          ---------------------------
                                          Joy Schaefer
                                          President


                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Joy Schaefer, Lee A. Whatcott and Guy Du Bose his or her true and lawful attorney-in-fact and agent, with full powers of substitution, for him and in his or her name, place and stead, in any and all capacities, to sign and to file any and all amendments, including post-effective amendments to this Registration Statement, with the Securities and Exchange Commission, granting to each of said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in connection therewith.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


            Signature                                 Title                      Date
            ---------                                 -----                      ----

/s/ ERNEST S. RADY                          Director and Chairman
--------------------------------                 of the Board                July 6, 1999
Ernest S. Rady                            (Principal Executive Officer)

/s/ JUDITH M. BARDWICK                              Director
--------------------------------                                             July 6, 1999
Judith M. Bardwick

/s/ ROBERT T. BARNUM                                Director
--------------------------------                                             July 6, 1999
Robert T. Barnum

/s/ STANLEY E. FOSTER                               Director
--------------------------------                                             July 6, 1999
Stanley E. Foster

/s/ ROY HENDERSON                                   Director
--------------------------------                                             July 6, 1999
Roy Henderson

/s/ HOWARD C. REESE                                 Director
--------------------------------                                             July 6, 1999
Howard C. Reese

/s/ CHARLES E. SCRIBNER                             Director
--------------------------------                                             July 6, 1999
Charles E. Scribner


/s/ LEE A. WHATCOTT                         Senior Vice President and
--------------------------------           Principal Financial Officer        July 6, 1999
Lee A. Whatcott



/s/ MARK OLSON                                 Vice President and
--------------------------------                   Controller                 July 6, 1999
Mark Olson